Exhibit 99.1





Reporting Person:  MatlinPatterson LLC

Issuer Name and Ticker Symbol:  NRG Energy, Inc. (NRGEV.PK)

Date of Event Requiring Statement:   12/5/03


Joint Filer Information

Each of the following filers have designated MatlinPatterson LLC as the ("Designated Filer") for purposes of the attached Form 3.


     (1)  MatlinPatterson Asset Management LLC
          520 Madison Avenue
          New York New York 10022

     (2)  MatlinPatterson Global Opportunities Partners L.P.
          520 Madison Avenue
          New York New York 10022

     (3) MatlinPatterson Global Opportunities Partners (Bermuda) L.P. 520 Madison Avenue
          New York New York  10022

     (4)  MatlinPatterson Global Partners LLC
          520 Madison Avenue
          New York New York 10022

     (5)  MatlinPatterson Global Advisers LLC
          520 Madison Avenue
          New York New York 10022

     (6)  David J. Matlin
          520 Madison Avenue
          New York New York 10022

     (7)  Mark R. Patterson
          520 Madison Avenue
          New York New York 10022

Date:    December 15, 2003          MATLINPATTERSON ASSET MANAGEMENT LLC


                                       By:  /s/ Mark R. Patterson
                                            ----------------------------------------
                                            Name:   Mark R. Patterson
                                            Title:  Chairman


Date:    December 15, 2003          MATLINPATTERSON GLOBAL OPPORTUNITIES PARTNERS L.P.

                                       By:  MatlinPatterson Global Partners LLC
                                            as general partner


                                       By:  /s/ Mark R. Patterson
                                            ----------------------------------------
                                            Name:   Mark R. Patterson
                                            Title:  Director



Date:    December 15, 2003          MATLINPATTERSON GLOBAL OPPORTUNITIES PARTNERS (BERMUDA) L.P.

                                       By:  MatlinPatterson Global Partners LLC
                                            as general partner


                                       By:  /s/ Mark R. Patterson
                                            ----------------------------------------
                                            Name:   Mark R. Patterson
                                            Title:  Director



Date:    December 15, 2003          MATLINPATTERSON GLOBAL PARTNERS LLC


                                       By:  /s/ Mark R. Patterson
                                            ----------------------------------------
                                            Name:   Mark R. Patterson
                                            Title:  Director



Date:    December 15, 2003          MATLINPATTERSON GLOBAL ADVISERS LLC


                                       By:  /s/ Mark R. Patterson
                                            ----------------------------------------
                                            Name:   Mark R. Patterson
                                            Title:  Chairman




Date:    December 15, 2003          DAVID J. MATLIN


                                       By:  /s/ David J. Matlin
                                            ----------------------------------------
                                            Name:   David J. Matlin


Date:    December 15, 2003          MARK R. PATTERSON


                                       By:  /s/ Mark R. Patterson
                                            ----------------------------------------
                                            Name:   Mark R. Patterson